Exhibit 99.1

Media	Investors
Stephen Hagey	Christopher Oltmann
(805) 530-5817	(818) 224-7028

PennyMac Mortgage Investment Trust Announces

Issuance of Term Notes Secured by Fannie Mae MSRs and ESS

Westlake Village, CA, April 23, 2018 – PennyMac Mortgage Investment Trust (NYSE: PMT) (the “Company”) today announced the pricing of a private offering of secured term notes in an aggregate principal amount of $450 million to be issued by the Company’s indirect subsidiary, PMT ISSUER TRUST – FMSR (the “Trust”). The secured term notes will be offered only to qualified institutional buyers, as defined in the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A under the Securities Act. The offering is expected to close on April 25, 2018, subject to customary closing conditions.

“PMT’s issuance of term notes is an important development for the Company’s capital structure. This innovative structure for financing Fannie Mae MSRs represents the culmination of a year-long effort in close partnership with Fannie Mae,” said President and Chief Executive Officer David A. Spector. “This transaction significantly strengthens PMT’s liquidity profile by providing long-term financing from a broad group of institutional investors at attractive economic terms.”

The secured term notes will mature on April 25, 2023, and are collateralized by Fannie Mae mortgage servicing rights (MSRs) and excess servicing spread (ESS) related to such MSRs.  The collateralization is evidenced by participation certificates, which are sold to the Trust by one of the Company’s subsidiaries, PennyMac Corp. (“PMC”), under a master repurchase agreement.  The secured term notes will be issued by the Trust pursuant to the terms of a base indenture, which is further described in the Company’s Current Report on Form 8-K filed December 27, 2017, and the terms of a supplemental indenture to be executed in connection with the proposed offering. The secured term notes bear interest at a rate of one month LIBOR plus 2.35 percent per annum and the maturity date can be extended through a two-year step-up provision at the Company’s discretion. The term notes have been assigned an investment grade rating of BBB- by Kroll Bond Rating Agency. PMC’s obligations to the Trust under the master repurchase agreement will be guaranteed by the Company.

The secured term notes have not been and are not expected to be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States or to U.S. persons absent an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

About PennyMac Mortgage Investment Trust

PennyMac Mortgage Investment Trust is a mortgage real estate investment trust (REIT) that invests primarily in residential mortgage loans and mortgage-related assets.  PennyMac Mortgage Investment Trust common shares trade on the New York Stock Exchange under the symbol “PMT.” PMT is externally managed by PNMAC Capital Management, LLC, a controlled subsidiary of PennyMac Financial Services, Inc. (NYSE: PFSI).  Additional information about PennyMac Mortgage Investment Trust is available at www.PennyMac-REIT.com.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change.  Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements.  Actual results and operations for any future period may vary materially from those projected herein and from past results discussed herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to:  changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; changes in the number of investor repurchases or indemnifications and our ability to obtain indemnification or demand repurchase from our correspondent sellers; increased rates of delinquency, default and/or decreased recovery rates on our investments; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights, excess servicing spread and other investments; our exposure to market risk and declines in credit quality and credit spreads; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of operations; changes in regulations or the occurrence of other events that impact the business, operation or prospects of government sponsored enterprises; changes in government support of homeownership; changes in governmental regulations, accounting treatment, tax rates and similar matters; our ability to mitigate cybersecurity risks and cyber incidents; our exposure to risks of loss with real estate investments resulting from adverse weather conditions and man-made or natural disasters;  our ability to satisfy complex rules in order to qualify as a REIT for U.S. federal income tax purposes; our ability to make distributions to our shareholders in the future; and our organizational structure and certain requirements in our charter documents.  You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time.  The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this press release are current as of the date of this release only.